UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 31, 2011

Managed Futures Charter Graham L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25603	13-4018068
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Ceres Managed Futures LLC

522 Fifth Avenue, 14th Floor

New York, NY 10036

(Address of Principal Executive Offices)

(212) 296-1999

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 3.02	Unregistered Sales of Equity Securities

On September 1, 2011, the registrant issued 142,163.2414 units of limited partnership interest (“Units”) in exchange for $3,663,547 in a transaction that was not registered under the Securities Act of 1933, as amended (the “Act”). The Units were issued in reliance upon applicable exemptions from registration under Section 4(2) of the Act and Section 506 of Regulation D promulgated thereunder.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The registrant does not have a board of directors. The registrant’s general partner, Ceres Managed Futures LLC (“CMF” or the “General Partner”), is managed by a board of directors.

Effective August 31, 2011, Ms. Jennifer Magro resigned as Chief Financial Officer and a director of CMF.

Effective September 1, 2011, Mr. Brian Centner was appointed Chief Financial Officer of CMF.

Brian Centner, age 33, has been the Chief Financial Officer of the General Partner from September 2011 through the present. Mr. Centner has been a principal (pending) of the General Partner since September 2011. From July 2009 through the present, Mr. Centner has been employed by Morgan Stanley Smith Barney, a financial services firm, where his responsibilities include oversight of accounting and financial and regulatory reporting of the General Partner’s managed futures funds. From February 2003 through July 2009, Mr. Centner was employed by Citi Alternative Investments (“CAI”), a division of Citigroup, a financial services firm, which administered Citigroup’s hedge fund and fund of funds business, where he served as Senior Vice President responsible for the accounting and financial and regulatory reporting of CAI’s managed futures funds. From June 2002 through February 2003, Mr. Centner was employed by KPMG LLP, a U.S. audit, tax and advisory services firm, as a Senior Associate within the Investment Management division, where his responsibilities included performing audits and attestations services for financial services firms. From September 2000 through June 2002, Mr. Centner was employed by Arthur Andersen LLP, a U.S. audit, tax and advisory services firm, where he served in the Financial Services division and his responsibilities included performing audits and attestations services for financial services firms. Mr. Centner earned his Bachelor of Science degree in Accounting in May 2000 from Binghamton University and his Master of Business Administration degree in May 2011 from New York University’s Leonard N. Stern School of Business. Mr. Centner is a Certified Public Accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANAGED FUTURES CHARTER GRAHAM L.P.

By: Ceres Managed Futures LLC, general partner

By	/s/ Walter Davis
Walter Davis
President and Director

Date: September 7, 2011